Exhibit 10.9

DIRECTOR

NONQUALIFIED STOCK OPTION AGREEMENT

PHASERX, INC.

2016 LONG-TERM INCENTIVE PLAN

1.          Grant of Option. Pursuant to the PhaseRx, Inc. 2016 Long-Term Incentive Plan (the “Plan”) for key Employees, key Contractors, and Outside Directors of PhaseRx, Inc., a Delaware corporation (the “Company”), the Company grants to

_________________________

(the “Participant”),

an option (the “Option” or “Stock Option”) to purchase a total of ___________________ (__________) full shares of Common Stock of the Company (the “Optioned Shares”) at an “Option Price” equal to $________ per share (being the Fair Market Value per share of the Common Stock on the Date of Grant).

The “Date of Grant” of this Stock Option is _________________, 20__. The “Option Period” shall commence on the Date of Grant and shall expire on the date immediately preceding the tenth (10th) anniversary of the Date of Grant, unless terminated earlier in accordance with Section 4 below. The Stock Option is a Nonqualified Stock Option. This Stock Option is intended to comply with the provisions governing nonqualified stock options under the final Treasury Regulations issued on April 17, 2007, in order to exempt this Stock Option from application of Section 409A of the Code.

2.           Subject to Plan. The Stock Option and its exercise are subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Nonqualified Stock Option Agreement (the “Agreement”). The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. The Stock Option is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing. In addition, if the Plan previously has not been approved by the Company’s stockholders, the Stock Option is granted subject to such stockholder approval.

3.           Vesting; Time of Exercise. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Optioned Shares shall be vested and the Stock Option shall be exercisable as follows:

a.	One forty-eighth (1/48) of the total Optioned Shares shall vest on the one-month anniversary of the Date of Grant, provided the Participant is providing services to the Company or a Subsidiary on that date.

b.	An additional one forty-eighth (1/48) of the total Optioned Shares shall vest on each monthly anniversary of the Date of Grant thereafter, provided the Participant is providing services to the Company or a Subsidiary on that date.

In the event that a Change in Control occurs and either (i) this Agreement is not assumed by the surviving corporation or its parent, or the surviving corporation or its parent does not substitute its own option for this Stock Option or (ii) the Participant incurs a Termination of Service without Cause (as defined herein) in connection with or within twelve (12) months following the Change in Control, then the total Optioned Shares not previously vested shall become fully vested and exercisable upon the effective date of the Change in Control or the date of the Participant’s Termination of Service, as applicable. For purposes of this Agreement, a Termination of Service without Cause shall include the failure to reelect a Participant as an Outside Director if such Participant was an Outside Director immediately prior to the Change in Control.

4.           Term; Forfeiture.

a.           Except as otherwise provided in this Agreement, to the extent the unexercised portion of the Stock Option relates to Optioned Shares which are not vested on the date of the Participant’s Termination of Service, the Stock Option will be terminated on that date. The unexercised portion of the Stock Option that relates to Optioned Shares which are vested will terminate at the first of the following to occur:

i.           5 p.m. on the date the Option Period terminates;

ii.         5 p.m. on the date which is twelve (12) months following the date of the Participant’s Termination of Service due to death, Retirement or Total and Permanent Disability;

iii.         immediately upon the Participant’s Termination of Service by the Company for Cause;

iv.         5 p.m. on the date which is three (3) months following the date of the Participant’s Termination of Service for any reason not otherwise specified in this Section 4.a.; and

v.          5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 7 hereof.

b.           For purposes of this Agreement, “Cause” means the Participant’s Termination of Service by the Company because of: (i) the Participant’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude or (ii) the Participant’s breach of fiduciary duty which involves personal profit. Notwithstanding the foregoing, in the case of any Participant who has entered into an agreement with the Company or any Subsidiary that contains the definition of “cause” (or any similar definition), then during the term of such agreement the definition contained in such agreement shall be the applicable definition of “cause” under the Agreement as to such Participant if such agreement expressly so provides.

5.          Who May Exercise. Subject to the terms and conditions set forth in Sections 3 and 4 above, during the lifetime of the Participant, the Stock Option may be exercised only by the Participant, or by the Participant’s guardian or personal or legal representative. If the Participant’s Termination of Service is due to his death prior to the dates specified in Section 4.a. hereof, and the Participant has not exercised the Stock Option as to the maximum number of vested Optioned Shares as set forth in Section 3 hereof as of the date of death, the following persons may exercise the exercisable portion of the Stock Option on behalf of the Participant at any time prior to the earliest of the dates specified in Section 4.a. hereof: the personal representative of his estate, or the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant; provided that the Stock Option shall remain subject to the other terms of this Agreement, the Plan, and Applicable Laws, rules, and regulations.

6.          No Fractional Shares. The Stock Option may be exercised only with respect to full shares, and no fractional share of stock shall be issued.

7.          Manner of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Stock Option may be exercised by the delivery of written notice to the Committee (the “Exercise Notice”) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised, the date of exercise thereof (the “Exercise Date”). On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) if the Company, in its sole discretion, so consents in writing, Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) if the Company, in its sole discretion, so consents in writing, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

Upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his death), but shall not issue certificates for such Common Stock unless the Participant or such other person requests delivery of certificates for such Common Stock in accordance with Section 8.3(c) of the Plan. The obligation of the Company to register shares of Common Stock shall, however, be subject to the condition that, if at any time the Company shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, then the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

If the Participant fails to pay for any of the Optioned Shares specified in such notice within three (3) business days of the date in the Exercise Notice or fails to accept delivery thereof, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

8.          Nonassignability. The Stock Option is not assignable or transferable by the Participant except by will or by the laws of descent and distribution.

9.          Rights as Stockholder. The Participant will have no rights as a stockholder with respect to any of the Optioned Shares until the registration of such shares in the Participant’s name. The Optioned Shares shall be subject to the terms and conditions of this Agreement. Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates. The Participant, by his or her execution of this Agreement, agrees to execute any documents requested by the Company in connection with the issuance of the shares of Common Stock.

10.         Adjustment of Number of Optioned Shares and Related Matters. The number of shares of Common Stock covered by the Stock Option, and the Option Prices thereof, shall be subject to adjustment in accordance with Articles 11 - 13 of the Plan.

11.         Nonqualified Stock Option. The Stock Option shall not be treated as an Incentive Stock Option.

12.         Voting. The Participant, as record holder of some or all of the Optioned Shares following exercise of this Stock Option, has the exclusive right to vote, or consent with respect to, such Optioned Shares until such time as the Optioned Shares are transferred in accordance with this Agreement; provided, however, that this Section shall not create any voting right where the holders of such Optioned Shares otherwise have no such right.

13.         Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

14.         Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that he will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the Participant hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all Applicable Laws, rules, and regulations. The Participant agrees and covenants not to sue any Person other than the Company over any Claims.

15.         Investment Representation. Unless the shares of Common Stock are issued to the Participant in a transaction registered under applicable federal and state securities laws, by his execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be purchased hereunder will be acquired by the Participant for investment purposes for his own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Stock is issued to him in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

16.         Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for his or her review by the Company, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Stock Option subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

17.         Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

18.         No Right to Continue Service. Nothing herein shall be construed to confer upon the Participant the right to continue to provide services to the Company or any Subsidiary, whether as an Employee or as a Contractor or as an Outside Director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Contractor or Outside Director at any time.

19.         Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

20.         Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

21.         Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

22.         Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

23.         Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

24.         Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

25.         Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

26.         Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a.           Notice to the Company shall be addressed and delivered as follows:

PhaseRx, Inc.

410 W. Harrison Street, Suite 300

Seattle, WA 98119

Attn:

Facsimile:

b.           Notice to the Participant shall be addressed and delivered as set forth on the signature page.

27.         Tax Requirements. The Participant is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement and the Option granted hereunder. As an Outside Director of the Company, the Participant acknowledges and agrees that he or she shall be solely responsible for withholding taxes and remitting any necessary payments to any federal, state, or local taxing authority required in connection with the exercise of the Option.

28.         Clawback. The Participant acknowledges and agrees that any compensation paid to the Participant by the Company, pursuant to this Agreement or otherwise, shall be subject to recovery by the Company in accordance with the Company’s clawback policy applicable to employees or other service providers of the Company, if any, as amended from time to time.

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Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

PHASERX:

By:
Name:
Title:

PARTICIPANT:

Signature

Name:
Address: